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            SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D. C.   20549

                       ---------------

                           FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF
1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 31, 1995

                   GILBERT ASSOCIATES, INC.
- --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

   Delaware                       0-12588                  23-2280922
- ---------------                ------------         ---------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 1498, Reading, Pennsylvania                          19603
- ------------------------------------------------             --------
(Mailing address of principal executive offices)             (Zip Code)

                               (610) 775-5900
- -------------------------------------------------------------------------
            (Registrant's telephone number, including area code)

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Item 5:  Other Events

Gilbert Associates, Inc. announced that Timothy S. Cobb, the Company's President and Chief Executive Officer, has been named Chairman of the Board, replacing Alexander F. Smith, who has served in that position since May, 1986. Mr. Smith will continue to serve as a Director. Gilbert Associates also announced today that Paul H. Snyder has been named Vice President and Chief Financial Officer and will assume his duties August 7, 1995.



                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GILBERT ASSOCIATES, INC.
                                        (Registrant)



                                     /s/Timothy S. Cobb
                                        Timothy S. Cobb
                                        President and
                                        Chief Executive Officer
                                        and Acting Chief Financial Officer

Date:  July 31, 1995

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